Exhibit (j)




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust (formerly Investment Trust) on Form N-1A ("Registration Statement") of our report dated November 23, 2005 relating to the financial statements and financial highlights which appear in the September 30, 2005 Annual Report to Shareholders of the Scudder Small Company Stock Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firms" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust (formerly Investment Trust) on Form N-1A ("Registration Statement") of our report dated November 28, 2005 relating to the financial statements and financial highlights which appear in the September 30, 2005 Annual Report to Shareholders of the Scudder Growth and Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firms" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Registration Statement of DWS Investment Trust (formerly Investment Trust) on Form N-1A ("Registration Statement") of our report dated November 22, 2005 relating to the financial statements and financial highlights which appear in the September 30, 2005 Annual Report to Shareholders of the Scudder Capital Growth Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firms" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 27, 2006